UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2009

Sucampo Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)
Delaware	001-33609	30-0520478
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4520 East-West Highway, Suite 300 Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 961-3400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Director Compensation

On October 7, 2009, the board of directors (the “Board”) of Sucampo Pharmaceuticals, Inc. (“Sucampo”) adopted a new compensation program for Sucampo’s non-employee directors, effective as of October 7, 2009, which replaced the prior compensation program. A copy of such program is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Concurrently, on October 7, 2009, the Board also adopted and approved a new form of stock option agreement to be used for future stock option awards to non-employee directors, substantially in the form attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

10.1	Sucampo Pharmaceuticals, Inc. Compensation Program for Non-Employee Directors
10.2	Form of Nonstatutory Stock Option Agreement for Non-Employee Directors granted under the 2006 Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUCAMPO PHARMACEUTICALS, INC.

Date:	October 7, 2009	By:	/s/ JAN SMILEK
			Name:	Jan Smilek
			Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Sucampo Pharmaceuticals, Inc. Compensation Program for Non-Employee Directors

10.2	Form of Nonstatutory Stock Option Agreement for Non-Employee Directors granted under the 2006 Stock Incentive Plan